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                                                                   Exhibit 24(c)
                                                                   -------------

                                POWER OF ATTORNEY
                                -----------------

                  The undersigned Directors and officers of The Gorman-Rupp Company (the "Company") hereby appoint John A. Walter, Jeffrey S. Gorman, Robert
E. Kirkendall and Anthony R. Moore, and each of them, as attorneys for the undersigned and for each of them, with full power of substitution and resubstitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 (or such other form as counsel to the Company may advise as appropriate) for the purpose of registering the Common Shares of the Company, and any and all supplements, amendments (including post-effective amendments), exhibits and consents to any such Registration Statements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Registration Statements or the securities covered thereby, and to take any and all other action that any of them may deem necessary or advisable in order to effect the registration, qualification or exemption of the Common Shares of the Company to be offered under the securities or Blue Sky laws of any jurisdiction of the United States of America or Canada, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.



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                                                                               2

            Executed this 26th day of June, 1997.

/s/ JOHN A. WALTER                   President, Principal Executive
-----------------------------        Officer and Director
John A. Walter

/s/ KENNETH E. DUDLEY                Treasurer and Principal
-----------------------------        Financial and Accounting
Kenneth E. Dudley                    Officer


/s/ JAMES C. GORMAN                  Director
-----------------------------
James C. Gorman

/s/ WILLIAM A. CALHOUN               Director
-----------------------------
William A. Calhoun

/s/ JEFFREY S. GORMAN                Director
-----------------------------
Jeffrey S. Gorman

/s/ THOMAS E. HOAGLIN                Director
-----------------------------
Thomas E. Hoaglin

                                     Director
-----------------------------
Peter B. Lake, Ph.D.

/s/ JAMES R. WATSON                  Director
-----------------------------
James R. Watson